Exhibit 99.2

indie Announces Pricing of Private Offering

ALISO VIEJO, Calif.—March 3, 2026—indie Semiconductor, Inc. (“indie,” “we,” or “our”) (NASDAQ: INDI), an automotive solutions innovator, today announced the pricing of its offering of $150.0 million aggregate principal amount of its 4.00% Convertible Senior Notes due 2031 (the “notes”) through a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). indie has also granted the initial purchasers in the offering an option to purchase, during a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $25.0 million aggregate principal amount of notes. The offering is expected to close on March 6, 2026, subject to customary closing conditions.

The notes will be senior unsecured obligations of indie, and interest on the notes will be payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026. The notes will mature on March 15, 2031, unless earlier repurchased, redeemed or converted.

indie estimates that the net proceeds from the offering will be approximately $145.1 million (or approximately $169.4 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting fees and estimated offering expenses payable by indie. indie intends to use approximately $107.8 million of the net proceeds from the offering to repurchase $104.0 million in aggregate principal amount of its 4.50% Convertible Senior Notes due 2027 (the “2027 notes”) (including accrued interest) pursuant to one or more separate and individually negotiated transactions entered into contemporaneously with the pricing of the offering with certain holders of such 2027 notes. indie intends to use the remainder of the net proceeds from the offering for working capital and general corporate purposes, which may include potential acquisitions. However, indie does not have agreements or understandings with respect to any acquisitions at this time.

indie may not redeem the notes prior to March 20, 2029. indie may redeem for cash all or any portion of the notes, at indie’s option, on or after March 20, 2029 if the last reported sale price of indie’s Class A common stock (the “common stock”), as determined by indie, has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which indie provides notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. If indie redeems fewer than all the outstanding notes, at least $50.0 million aggregate principal amount of notes must be outstanding and not subject to redemption as of the relevant redemption notice date.

The notes will be convertible into cash, shares of common stock or a combination of cash and shares of common stock, at indie’s election, at an initial conversion rate of 258.3312 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $3.87 per share of common stock. The initial conversion price of the notes represents a premium of approximately 22.5% over the last reported sale price of $3.16 per share of indie’s common stock on The Nasdaq Capital Market on March 3, 2026.

Prior to the close of business on the business day immediately preceding December 15, 2030, the notes will be convertible at the option of the holders only upon the satisfaction of certain conditions and during certain periods. Thereafter, until the close of business on the second scheduled trading day immediately preceding the maturity date, the notes will be convertible at the option of the holders at any time regardless of these conditions. If indie undergoes a “fundamental change” (as defined in the indenture governing the notes), holders may require indie to repurchase for cash all or any portion of their notes at a price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In addition, if a “make-whole fundamental change” (as defined in the indenture governing the notes) occurs prior to the maturity date, or if indie delivers a notice of redemption, indie will, under certain circumstances, increase the conversion rate by a number of additional shares of common stock for notes that are converted in connection with such make-whole fundamental change or for notes called (or deemed called) for redemption that are converted in connection with such notice of redemption.

In connection with the repurchase of the 2027 notes, we expect that holders of such 2027 notes who have agreed to have such 2027 notes repurchased and who have hedged their equity price risk with respect to such notes (the “hedged holders”) will unwind all or part of their hedge positions by buying our common stock and/or entering into or unwinding various derivative transactions with respect to our common stock. The amount of our common stock to be purchased by the hedged holders or in connection with such derivative transactions may be substantial in relation to the historic average daily trading volume of our common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of our common stock, resulting in a higher effective conversion price of the notes. We cannot predict the magnitude of such market activity or the overall effect it will have on the price of our common stock.

The notes and the shares of common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the Securities Act, or under any state securities laws, and may not be offered or sold in the United States without registration under, or an applicable exemption from, the registration requirements. This press release is not an offer to sell, nor is it a solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction. Nothing in this press release shall be deemed an offer to purchase the Company’s 2027 notes. This press release is issued pursuant to Rule 135c under the Securities Act.

Safe Harbor Statement

This communication contains “forward-looking statements” (including within the meaning of the Private Securities Litigation Reform Act of 1995). Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the offering of notes described in this press release, the completion, timing and size of the offering, and the anticipated use of proceeds therefrom, including the expected repurchases of the 2027 notes (and the potential impact thereof on the price of our common stock). Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. Please refer to our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026 and our other public reports filed with the SEC for additional information about our company and about the risks and uncertainties related to our business which may affect the statements made in this communication. All forward-looking statements in this press release are expressly qualified in their entirety by the foregoing cautionary statements.

Investors are cautioned not to place undue reliance on the forward-looking statements in this press release, which information set forth herein speaks only as of the date hereof. We do not undertake, and we expressly disclaim, any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

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Source: indie Semiconductor

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